Exhibit 99.1

     Alabama National BanCorporation Announces Second Quarter 2005 Earnings



    BIRMINGHAM, Ala.--(BUSINESS WIRE)--July 19, 2005--Alabama National BanCorporation ("ANB") (NASDAQ/NM:ALAB) today announced record earnings for the quarter ended June 30, 2005.
    For the 2005 second quarter, ANB reported earnings of $16.2 million, up 22.3% from the 2004 second quarter. Diluted earnings per share of $0.93 were up 11.1% from the year ago quarter. Diluted cash earnings per share were $0.96, up 10.0% from the 2004 second quarter. Total revenue grew to $67.3 million in the 2005 second quarter, up 14.2% from $58.9 million in the year ago second quarter. Noninterest income represented 27.1% of second quarter 2005 total revenue, down from 32.7% in the 2004 second quarter. ANB's taxable equivalent net interest margin was 3.93% for the 2005 second quarter, up 28 basis points from the 2004 second quarter and down 1 basis point from the first quarter of 2005.
    Year-to-date earnings were $31.7 million, an increase of 29.0% over the $24.6 million in earnings reported for the same period in 2004. Diluted earnings per share for the first six months of 2005 were $1.82, up 11.2% from the $1.64 earned in the first half of 2004. Six months 2005 cash earnings per diluted share of $1.88 were up 11.0% over 2004 levels.
    "I am proud of our employees and their consistent performance. We are encouraged by the continuation of loan growth and earnings per share growth while maintaining strong asset quality," said John H. Holcomb, III, Chairman and CEO. "Our markets present us with a number of opportunities, making our job one of execution. Our employees continue to perform well in executing our business plan on behalf of our shareowners."
    Total assets at June 30, 2005 were $5.7 billion. Loan growth (excluding loans held for sale) was 25.0% on an annualized basis during the 2005 second quarter, while securities purchases continued to be moderate, with ending balances down $24 million from March 31, 2005 levels. Year-to-date annualized loan growth was 21.2%. Deposits grew at an 11.1% annualized rate from March 31, 2005 and at a 13.1% annualized rate from December 31, 2004, ending the June 30, 2005 period at $4.2 billion. Quarter-end shareowners' equity was $549 million, or $32.26 per share, and tangible book value per share was $23.20.
    During the 2005 second quarter, ANB recognized $180 thousand in net charge-offs, or an annualized rate of 0.02% of average loans. Combined with first quarter net charge-offs, ANB's year-to-date loss of $482 thousand represents a rate of 0.03% in net losses to average loans and leases. Quarter-end nonperforming assets were 0.19% of period end loans and other real estate. The allowance for loan losses covered nonperforming loans 714%.
    ANB is a bank holding company operating 85 banking locations through ten bank subsidiaries in Alabama, Florida and Georgia. Alabama subsidiaries include: First American Bank in north central Alabama; Bank of Dadeville; and Alabama Exchange Bank in Tuskegee. Florida subsidiaries are: First Gulf Bank, N.A., in Escambia County, Florida and Baldwin County, AL; Community Bank of Naples, N.A.; Millennium Bank in Gainesville; Public Bank in metropolitan Orlando; CypressCoquina Bank in Ormond Beach; and Indian River National Bank in Vero Beach. ANB has one subsidiary in Georgia, Georgia State Bank in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Brokerage services are provided to customers through First American Bank's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.
    Alabama National BanCorporation common stock is traded on the NASDAQ National Market System under the symbol "ALAB."

    Conference Call Instructions:

    Alabama National will discuss financial results for the second quarter completed June 30, 2005 as well as its goals and general outlook for the remainder of 2005 in a conference call to be held Wednesday, July 20, 2005 at 9:00 a.m. Central Time. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links: www.alabamanational.com, under "In The News," or www.viavid.net, on July 20, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.
    For live interactive access to the teleconference, please dial 1-800-938-1464 at 9:00 a.m. Central Time on July 20. For those without Internet access, a telephonic replay will be available through August 20 by dialing 1-800-648-1687 and entering Conference ID number 7250201.
    Many of the comparisons of financial data from period to period presented in the narrative of this release have been rounded from actual values reported in the attached selected unaudited financial tables. The percentage changes presented above are based on a comparison of the actual values recorded in the attached tables, not the rounded values.
    This press release, including the attached selected unaudited financial tables which are a part of this release, contains financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). These "non-GAAP" financial measures are "cash earnings" (cash earnings per share), "tangible book value" (tangible book value per share), "return on average tangible equity" and "return on average tangible assets." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per basic and diluted share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value is defined as total equity reduced by recorded intangible assets. Tangible book value per share is defined as tangible book value divided by total common shares outstanding. This measure is important to many investors in the marketplace that are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company. For companies such as Alabama National that have engaged in multiple business combinations, purchase accounting requires the recording of significant amounts of goodwill related to such transactions. Return on average tangible equity is defined as earnings for the period (annualized for the quarterly period) divided by average equity reduced by average goodwill and other intangible assets. Return on average tangible assets is defined as earnings for the period (annualized for the quarterly period) divided by average assets reduced by average goodwill and other intangible assets. ANB's management includes these measures because it believes that they are important when measuring the company's performance exclusive of the effects of goodwill and other intangibles recorded in recent acquisitions, and these measures are used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached schedules for a more detailed analysis of these non-GAAP performance measures and the most directly comparable GAAP measures.
    This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.


                    ALABAMA NATIONAL BANCORPORATION
                   (Unaudited Financial Highlights)
       (in thousands, except per share amounts and percentages)


                                     Three Months Ended
                                          June 30,
                                   ----------------------   Percentage
                                      2005        2004      Change (b)
                                   ----------  ----------   ----------

 Net interest income               $   49,087  $   39,634        23.9%
 Noninterest income                    18,229      19,288        (5.5)
 Total revenue                         67,316      58,922        14.2
 Provision for loan and lease
  losses                                1,991       1,278        55.8
 Noninterest expense                   40,715      37,612         8.3
 Net income before income taxes        24,610      20,032        22.9
 Income taxes                           8,415       6,788        24.0
 Net income                        $   16,195  $   13,244        22.3


 Weighted average common and
  common equivalent shares
  outstanding
      Basic                            17,184      15,555        10.5%
      Diluted                          17,394      15,806        10.0

 Net income per common share
      Basic                        $      .94  $      .85        10.7%
      Diluted                             .93         .84        11.1

 Cash earnings (a)
      Total                        $   16,717  $   13,814        21.0%
      Basic                               .97         .89         9.5
      Diluted                             .96         .87        10.0

 Cash dividends declared on
  common stock                     $    .3375  $    .3125
 Return on average assets                1.17%       1.10%
 Return on average tangible assets       1.20        1.13
 Return on average equity               11.93       12.55
 Return on average tangible equity      16.66       18.52


                          Noninterest Income

 Service charge income             $    4,154  $    4,520       (8.1)%
 Investment services income               858       3,273       (73.8)
 Securities brokerage and trust
  income                                4,920       4,197        17.2
 Gain on sale of mortgages              3,417       3,491        (2.1)
 Gain (loss) on disposal of assets        283          57       396.5
 Bank owned life insurance                745         683         9.1
 Insurance commissions                    833         779         6.9
 Other                                  3,019       2,288        31.9
                                   ----------------------
 Total noninterest income          $   18,229  $   19,288        (5.5)
                                   ======================

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b) Percentage change based on actual not rounded values.



                                       Six Months Ended
                                          June 30,
                                   ----------------------   Percentage
                                      2005        2004      Change (b)
                                   ----------  ----------   ----------

 Net interest income               $   95,992  $   74,304        29.2%
 Noninterest income                    35,012      36,928        (5.2)
 Total revenue                        131,004     111,232        17.8
 Provision for loan and lease
  losses                                3,535       2,506        41.1
 Noninterest expense                   79,376      71,783        10.6
 Net income before income taxes        48,093      36,943        30.2
 Income taxes                          16,418      12,392        32.5
 Net income                        $   31,675  $   24,551        29.0


 Weighted average common and
  common equivalent shares
  outstanding
      Basic                            17,178      14,751        16.5%
      Diluted                          17,391      14,994        16.0

 Net income per common share
      Basic                        $     1.84  $     1.66        10.8%
      Diluted                            1.82        1.64        11.2

 Cash earnings (a)
      Total                        $   32,756  $   25,454        28.7%
      Basic                              1.91        1.73        10.5
      Diluted                            1.88        1.70        11.0

 Cash dividends declared on
  common stock                     $     .675  $     .625
 Return on average assets                1.17%       1.09%
 Return on average tangible assets       1.20        1.12
 Return on average equity               11.83       12.80
 Return on average tangible equity      16.59       17.64


                          Noninterest Income

 Service charge income             $    8,084  $    8,331       (3.0)%
 Investment services income             2,003       7,180       (72.1)
 Securities brokerage and trust
  income                                9,441       8,296        13.8
 Gain on sale of mortgages              6,087       6,033          .9
 Gain (loss) on disposal of assets        711          37          NM
 Securities gains                          72           -          NM
 Bank owned life insurance              1,399       1,410         (.8)
 Insurance commissions                  1,628       1,737        (6.3)
 Other                                  5,587       3,904        43.1
                                   ----------------------
 Total noninterest income          $   35,012  $   36,928        (5.2)
                                   ======================

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b) Percentage change based on actual not rounded values.
NM - Not meaningful



                                    June 30,  December 31,  Percentage
                                      2005        2004        Change
                                   ----------  ----------   ----------
 Total assets                      $5,686,127  $5,315,869         7.0%
 Earning assets                     5,172,838   4,841,255         6.8
 Securities (a)                     1,171,281   1,200,407        (2.4)
 Loans held for sale                   32,247      22,313        44.5
 Loans and leases, net of unearned
  income                            3,848,687   3,495,701        10.1
 Allowance for loan and lease
  losses                               49,637      46,584         6.6
 Deposits                           4,184,167   3,934,723         6.3
 Short-term borrowings                 83,225      30,500       172.9
 Long-term debt                       311,512     393,688       (20.9)
 Stockholders' equity                 549,297     529,543         3.7

 (a) Excludes trading securities


                        ASSET QUALITY ANALYSIS
                  (in thousands, except percentages)


                                             As of / For the
                                            Three Months Ended
                                      June 30,   March 31,  June 30,
                                        2005       2005       2004
                                      ---------  ---------  ---------
 Nonaccrual loans                     $   6,949  $   6,374  $   8,307
 Restructured loans                           -          -          -
 Loans past due 90 days or more and
  still accruing                              0          0          0
 Total nonperforming loans                6,949      6,374      8,307
 Other real estate owned                    450      1,079      1,969
 Total nonperforming assets               7,399      7,453     10,276
 Total non performing assets as a
  percentage of period-end loans and
  other real estate (a)                    0.19%      0.20%      0.32%
 Allowance for loan and lease losses     49,637     47,826     43,484
 Provision for loan and lease losses      1,991      1,544      1,278
 Loans charged off                          529        489      1,790
 Loan recoveries                            349        187      1,604
 Net loan and lease losses                  180        302        186
 Allowance for loan and lease losses
  as a percentage of period-end loans
  and leases (a)                           1.29%      1.31%      1.36%
 Allowance for loan and lease losses
  as a percentage of period-end
  nonperforming loans                    714.30     750.33     523.46
 Net losses to average loans and
  leases (annualized)                      0.02       0.03       0.02



                                  For the Six Months Ended
                                           June 30,
                                    ---------------------   Percentage
                                       2005       2004        Change
                                    ---------  ----------   ----------
 Provision for loan and lease
  losses                            $   3,535  $    2,506        41.1%
 Loans charged off                      1,018       3,119       (67.4)
 Loan recoveries                          536       1,994       (73.1)
 Net loan and lease losses                482       1,125       (57.2)
 Net losses to average loans and
  leases (annualized)                    0.03%       0.07%

 (a) Excludes loans held for sale



                    TAXABLE EQUIVALENT YIELDS/RATES



                                              Three Months Ended
                                          June 30,  March 31, June 30,
                                            2005      2005      2004
                                          --------  --------  --------
 Interest income:
    Interest and fees on loans              6.48%      6.24%     5.57%
    Interest on securities:
      Taxable                               4.17       4.17      3.91
      Non-taxable                           6.54       6.24      6.10
    Total interest earning assets           5.91       5.68      5.08

 Interest expense:
    Interest on deposits                    2.11       1.85      1.52
    Interest on short-term borrowing        3.53       3.57      1.79
    Interest on long-term debt              4.12       3.63      3.33
    Total interest bearing liabilities      2.36       2.07      1.66
    Net interest spread                     3.55       3.61      3.42
    Net interest margin                     3.93       3.94      3.65



                                          Six Months Ended
                                              June 30,
                                       ----------------------
                                          2005        2004
                                       ----------  ----------
 Interest income:
    Interest and fees on loans              6.36%       5.61%
    Interest on securities:
      Taxable                               4.17        3.86
      Non-taxable                           6.39        6.30
    Total interest earning assets           5.80        5.12

 Interest expense:
    Interest on deposits                    1.98        1.56
    Interest on short-term borrowing        3.54        1.71
    Interest on long-term debt              3.86        3.35
    Total interest bearing liabilities      2.22        1.69
    Net interest spread                     3.58        3.43
    Net interest margin                     3.93        3.65



           STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                        June 30,  December 31,
                                          2005        2004
                                       ---------  ----------
 Stockholders' Equity:
   Equity to assets                         9.66%       9.96%
   Leverage ratio                           8.47        8.44
   Book value per common share (a)     $   32.26  $    31.15
   Tangible book value per
    common share (a)(b)                    23.20       21.99
   Ending shares outstanding              17,025      16,999



(a) Includes a cumulative mark to market adjustment to equity of $(0.16) and $(0.06) per share at June 30, 2005 and December 31, 2004, respectively.
(b) Total equity reduced by intangible assets divided by common shares outstanding.



                         RECONCILIATION TABLE
       (in thousands, except per share amounts and percentages)


                          Three Months Ended       Six Months Ended
                               June 30,               June 30,
                       ----------------------  ----------------------
                          2005        2004        2005        2004
                       ----------  ----------  ----------  ----------
 Net income            $   16,195  $   13,244  $   31,675  $   24,551
 Amortization of
  intangibles, net of
  tax                         522         570       1,081         903
 Cash earnings         $   16,717  $   13,814  $   32,756  $   25,454

 Net income per common
  share - basic        $     0.94  $     0.85  $     1.84  $     1.66
 Effect of
  amortization of
  intangibles per
  share                      0.03        0.04        0.07        0.07
 Cash earnings per
  common share - basic $     0.97  $     0.89  $     1.91  $     1.73

 Net income per common
  share - diluted      $     0.93  $     0.84  $     1.82  $     1.64
 Effect of
  amortization of
  intangibles per
  share                      0.03        0.03        0.06        0.06
 Cash earnings per
  diluted share        $     0.96  $     0.87  $     1.88  $     1.70

 Average assets        $5,569,778  $4,858,617  $5,468,305  $4,526,258
 Average intangible
  assets                 (154,708)   (136,958)   (155,058)   (105,978)
 Average tangible
  assets               $5,415,070  $4,721,659  $5,313,247  $4,420,280

 Return on average
  assets                     1.17%       1.10%       1.17%       1.09%
 Effect of average
  intangible assets          0.03        0.03        0.03        0.03
 Return on average
  tangible assets            1.20%       1.13%       1.20%       1.12%

 Average equity        $  544,665  $  424,519  $  540,026  $  385,847
 Average intangible
  assets                 (154,708)   (136,958)   (155,058)   (105,978)
 Average tangible
  equity               $  389,957  $  287,561  $  384,968  $  279,869

 Return on average
  equity                    11.93%      12.55%      11.83%      12.80%
 Effect of average
  intangible assets          4.73        5.97        4.76        4.84
 Return on average
  tangible equity           16.66%      18.52%      16.59%      17.64%



                                                     As of
                                             June 30,    December 31,
                                                2005         2004
                                            -----------  -----------
 Book value                                 $   549,297  $   529,543
 Intangible assets                             (154,328)    (155,682)
 Tangible book value                        $   394,969  $   373,861

 Book value per common share                $     32.26  $     31.15
 Effect of intangible assets per share            (9.06)       (9.16)
 Tangible book value per common share       $     23.20  $     21.99



           Alabama National BanCorporation and Subsidiaries
      Consolidated Statements of Financial Condition (Unaudited)
----------------------------------------------------------------------
                 (In thousands, except share amounts)


                                             June 30,     December 31,
                                               2005           2004
                                            -----------   ------------

 Assets
   Cash and due from banks                   $  171,355    $  155,027
   Interest-bearing deposits in other banks      19,036        21,274
   Federal funds sold and securities
    purchased under resell agreements           101,587       100,970
   Trading securities, at fair value                  -           590
   Investment securities (fair values of
    $559,178 and $566,602)                      564,172       568,493
   Securities available for sale, at fair
    value                                       607,109       631,914
   Loans held for sale                           32,247        22,313
   Loans and leases                           3,851,855     3,499,353
   Unearned income                               (3,168)       (3,652)
                                             ----------    ----------
   Loans and leases, net of unearned income   3,848,687     3,495,701
   Allowance for loan and lease losses          (49,637)      (46,584)
                                             ----------    ----------
   Net loans and leases                       3,799,050     3,449,117
   Property, equipment and leasehold
    improvements, net                           105,092        99,455
   Goodwill                                     144,638       144,396
   Other intangible assets, net                   9,690        11,286
   Cash surrender value of life insurance        72,947        71,535
   Receivable from investment division
    customers                                     7,625         2,223
   Other assets                                  51,579        37,276
                                             ----------    ----------
   Totals                                    $5,686,127    $5,315,869
                                             ==========    ==========

 Liabilities and Stockholders' Equity
   Deposits:
     Noninterest bearing                     $  737,153    $  683,245
     Interest bearing                         3,447,014     3,251,478
                                             ----------    ----------
   Total deposits                             4,184,167     3,934,723
   Federal funds purchased and securities
    sold under repurchase agreements            501,734       379,114
   Treasury, tax and loan accounts                    -         2,217
   Accrued expenses and other liabilities        48,962        43,861
   Payable for securities purchased for
    investment division customers                 7,230         2,223
   Short-term borrowings                         83,225        30,500
   Long-term debt                               311,512       393,688
                                             ----------    ----------
   Total liabilities                          5,136,830     4,786,326

   Common stock, $1 par; 50,000,000 and
    27,500,000 shares authorized at June 30,
    2005 and December 31, 2004,
    respectively; 17,024,647 and 16,998,918
    outstanding at June 30, 2005 and
    December 31, 2004, respectively              17,025        16,999
   Additional paid-in capital                   341,635       340,161
   Retained earnings                            193,337       173,345
   Accumulated other comprehensive loss, net
    of tax                                       (2,700)         (962)
                                             ----------    ----------
   Total stockholders' equity                   549,297       529,543
                                             ----------    ----------
   Totals                                    $5,686,127    $5,315,869
                                             ==========    ==========


           Alabama National BanCorporation and Subsidiaries
            Consolidated Statements of Income (Unaudited)
----------------------------------------------------------------------
                (In thousands, except per share data)



                                     For the            For the
                               three months ended   six months ended
                                     June 30,           June 30,
                               ------------------  ------------------
                                 2005      2004      2005      2004
                               --------  --------  --------  --------
 Interest income:
   Interest and fees on loans
    and leases                 $ 61,054  $ 44,099  $116,220  $ 84,312
   Interest on securities        12,224    11,097    24,326    19,852
   Interest on deposits in
    other banks                      77        17       125        28
   Interest on trading
    securities                        5        17         9        35
   Interest on federal funds
    sold and securities
    purchased under resell
    agreements                      713       167     1,237       300
                               --------  --------  --------  --------
 Total interest income           74,073    55,397   141,917   104,527

 Interest expense:
   Interest on deposits          17,537    11,263    32,395    21,479
   Interest on federal funds
    purchased and securities
    sold under repurchase
    agreements                    3,261       963     5,629     1,960
   Interest on short-term
    borrowings                      870       285     1,276       579
   Interest on long-term debt     3,318     3,252     6,625     6,205
                               --------  --------  --------  --------
 Total interest expense          24,986    15,763    45,925    30,223
                               --------  --------  --------  --------
 Net interest income             49,087    39,634    95,992    74,304
 Provision for loan and lease
  losses                          1,991     1,278     3,535     2,506
                               --------  --------  --------  --------
 Net interest income after
  provision for loan and lease
  losses                         47,096    38,356    92,457    71,798

 Noninterest income:
   Securities gains                   -         -        72         -
   Gain (loss) on disposition
    of assets                       283        57       711        37
   Service charges on deposit
    accounts                      4,154     4,520     8,084     8,331
   Investment services income       858     3,273     2,003     7,180
   Securities brokerage and
    trust income                  4,920     4,197     9,441     8,296
   Gain on sale of mortgages      3,417     3,491     6,087     6,033
   Bank owned life insurance        745       683     1,399     1,410
   Insurance commissions            833       779     1,628     1,737
   Other                          3,019     2,288     5,587     3,904
                               --------  --------  --------  --------
 Total noninterest income        18,229    19,288    35,012    36,928

 Noninterest expense:
   Salaries and employee
    benefits                     20,953    18,992    41,406    36,671
   Commission based
    compensation                  4,011     4,784     7,505     9,549
   Occupancy and equipment
    expenses                      4,342     3,867     8,481     7,365
   Amortization of intangibles      769       842     1,594     1,324
   Other                         10,640     9,127    20,390    16,874
                               --------  --------  --------  --------
 Total noninterest expense       40,715    37,612    79,376    71,783
                               --------  --------  --------  --------

 Income before provision for
  income taxes                   24,610    20,032    48,093    36,943
 Provision for income taxes       8,415     6,788    16,418    12,392
                               --------  --------  --------  --------
 Net income                    $ 16,195  $ 13,244  $ 31,675  $ 24,551
                               ========  ========  ========  ========

 Net income per common share
  (basic)                      $    .94  $    .85  $   1.84  $   1.66
                               ========  ========  ========  ========

 Weighted average common shares
  outstanding (basic)            17,184    15,555    17,178    14,751
                               ========  ========  ========  ========

 Net income per common share
  (diluted)                    $    .93  $    .84  $   1.82  $   1.64
                               ========  ========  ========  ========

 Weighted average common shares
  outstanding (diluted)          17,394    15,806    17,391    14,994
                               ========  ========  ========  ========


            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)


                                             Three Months 06/30/05
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------- --------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                  $3,787,893  $ 61,184    6.48%
   Securities:
    Taxable                               1,119,105    11,639    4.17
    Tax exempt                               54,335       886    6.54
   Cash balances in other banks               9,836        77    3.14
   Funds sold                                82,579       713    3.46
   Trading account securities                   379         5    5.29
                                         ----------  --------
       Total earning assets (2)           5,054,127    74,504    5.91
                                         ----------  --------
 Cash and due from banks                    169,650
 Premises and equipment                     108,542
 Other assets                               285,830
 Allowance for loan and lease losses        (48,371)
                                         ----------
        Total assets                     $5,569,778
                                         ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts $  915,333  $  3,247    1.42
   Savings deposits                         896,612     3,167    1.42
   Time deposits                          1,527,293    11,123    2.92
   Funds purchased                          483,536     3,261    2.71
   Other short-term borrowings               98,924       870    3.53
   Long-term debt                           323,410     3,318    4.12
                                         ----------  --------
        Total interest-bearing
         liabilities                      4,245,108    24,986    2.36
                                         ----------  --------
 Demand deposits                            720,769
 Accrued interest and other liabilities      59,236
 Stockholders' equity                       544,665
                                         ----------
     Total liabilities and stockholders'
      equity                             $5,569,778
                                         ==========

 Net interest spread                                             3.55%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          49,518    3.93%
                                                               =======
 Tax equivalent adjustment (2)                            431
                                                     --------
 Net interest income/margin                          $ 49,087    3.90%
                                                     ========  =======

                                             Three Months 06/30/04
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------- --------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                  $3,194,216  $ 44,211    5.57%
   Securities:
    Taxable                               1,088,577    10,571    3.91
    Tax exempt                               52,522       797    6.10
   Cash balances in other banks               7,936        17    0.86
   Funds sold                                67,373       167    1.00
   Trading account securities                 1,381        17    4.95
                                         ----------  --------
       Total earning assets (2)           4,412,005    55,780    5.08
                                         ----------  --------
 Cash and due from banks                    141,724
 Premises and equipment                      94,599
 Other assets                               253,477
 Allowance for loan and lease losses        (43,188)
                                         ----------
        Total assets                     $4,858,617
                                         ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts $  728,049  $  1,319    0.73
   Savings deposits                         767,314     2,408    1.26
   Time deposits                          1,479,325     7,536    2.05
   Funds purchased                          384,820       963    1.01
   Other short-term borrowings               64,036       285    1.79
   Long-term debt                           392,998     3,252    3.33
                                         ----------  --------
        Total interest-bearing
         liabilities                      3,816,542    15,763    1.66
                                         ----------  --------
 Demand deposits                            564,352
 Accrued interest and other liabilities      53,204
 Stockholders' equity                       424,519
                                         ----------
     Total liabilities and stockholders'
      equity                             $4,858,617
                                         ==========

 Net interest spread                                             3.42%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          40,017    3.65%
                                                               =======
 Tax equivalent adjustment (2)                            383
                                                     --------
 Net interest income/margin                          $ 39,634    3.61%
                                                     ========  =======

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.


            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                              Six Months 06/30/05
                                         -----------------------------
                                           Average    Income/  Yield/
                                           Balance    Expense   Cost
                                         ----------  --------  -------
 Assets:
 Earning assets:
   Loans and leases (1)                  $3,690,992  $116,481    6.36%
   Securities:
    Taxable                               1,120,771    23,180    4.17
    Tax exempt                               54,782     1,736    6.39
   Cash balances in other banks               9,629       125    2.62
   Funds sold                                87,703     1,237    2.84
   Trading account securities                   345         9    5.26
                                         ----------  --------
       Total earning assets (2)           4,964,222   142,768    5.80
                                         ----------  --------
 Cash and due from banks                    166,102
 Premises and equipment                     104,582
 Other assets                               281,246
 Allowance for loan and lease losses        (47,847)
                                         ----------
        Total assets                     $5,468,305
                                         ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts $  895,591  $  5,791    1.30
   Savings deposits                         893,916     5,805    1.31
   Time deposits                          1,512,993    20,799    2.77
   Funds purchased                          454,708     5,629    2.50
   Other short-term borrowings               72,671     1,276    3.54
   Long-term debt                           346,208     6,625    3.86
                                         ----------  --------
        Total interest-bearing
         liabilities                      4,176,087    45,925    2.22
                                         ----------  --------
 Demand deposits                            697,697
 Accrued interest and other liabilities      54,495
 Stockholders' equity                       540,026
                                         ----------
     Total liabilities and stockholders'
      equity                             $5,468,305
                                         ==========

 Net interest spread                                             3.58%
                                                               =======
 Net interest income/margin on
  a taxable equivalent basis                           96,843    3.93%
                                                               =======
 Tax equivalent adjustment (2)                            851
                                                     --------
 Net interest income/margin                          $ 95,992    3.90%
                                                     ========  =======


                                              Six Months 06/30/04
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------- --------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                  $3,031,870  $ 84,520    5.61%
   Securities:
    Taxable                                 983,153    18,868    3.86
    Tax exempt                               47,599     1,491    6.30
   Cash balances in other banks               6,707        28    0.84
   Funds sold                                59,078       300    1.02
   Trading account securities                 1,593        35    4.42
                                         ----------  --------
       Total earning assets (2)           4,130,000   105,242    5.12
                                         ----------  --------
 Cash and due from banks                    131,672
 Premises and equipment                      87,228
 Other assets                               218,530
 Allowance for loan and lease losses        (41,172)
                                         ----------
        Total assets                     $4,526,258
                                         ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts $  666,699  $  2,428    0.73
   Savings deposits                         679,707     3,643    1.08
   Time deposits                          1,416,340    15,408    2.19
   Funds purchased                          385,038     1,960    1.02
   Other short-term borrowings               68,223       579    1.71
   Long-term debt                           372,195     6,205    3.35
                                         ----------  --------
        Total interest-bearing
         liabilities                      3,588,202    30,223    1.69
                                         ----------  --------
 Demand deposits                            506,548
 Accrued interest and other liabilities      45,661
 Stockholders' equity                       385,847
                                         ----------
     Total liabilities and stockholders'
      equity                             $4,526,258
                                         ==========

 Net interest spread                                             3.43%
                                                               =======
 Net interest income/margin on
  a taxable equivalent basis                           75,019    3.65%
                                                               =======
 Tax equivalent adjustment (2)                            715
                                                     --------
 Net interest income/margin                          $ 74,304    3.62%
                                                     ========  =======


(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.


    CONTACT: Alabama National BanCorporation
             John H. Holcomb, III, 205-583-3648
             or
             William E. Matthews, V, 205-583-3650